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                                                                   Exhibit 10.14

                        Nobel Education Dynamics, Inc.
                         Rose Tree Corporate Center II
                            1400 N. Providence Road
                               Media, PA  19063

                               February 23, 1996



Edison Venture Fund II, L.P.
987 Lenox Drive #3
Lawrenceville, NJ 08648

Ladies and Gentlemen:

     Reference is made to the Registration Rights Agreement dated August 19, 1994, as amended by letter agreement dated August 30, 1995, (the "Registration Rights Agreement") among Nobel Education Dynamics, Inc. ("Nobel"), Edison Venture Fund II, L.P. ("Edison") and Edison Venture Fund II-PA, L.P. (which no longer has rights under the Registration Rights Agreement).

     This letter confirms our mutual understanding and agreement that the Registration Rights Agreement is further amended as follows:

     1. Section 4(c) of the Registration Rights Agreement is amended and restated to read in its entirety as set forth in Attachment 1 to this Letter Agreement.

     2. The third sentence of Section 5 of the Registration Rights Amendment is amended and restated to read in its entirety as set forth in Attachment 2 to this Letter Agreement.

     3. The third, fourth and fifth sentences of Section 6 of the Registration Rights Agreement are amended and restated to read in their entirety as set forth in Attachment 3 to this Letter Agreement.

     4. Edison understands that this Amendment has been requested by Gilder, Gagnon, Howe & Co. ("Gilder") in connection with the circulation to certain customers of Gilder of the Company's Summary Private Placement Offering Memorandum dated February 15, 1996 relating to the offering by the Company of 1,000,000 shares of its common stock at $12.00 per share, as further described therein, and as condition to the closing of such proposed transaction.

     5. Except as expressly modified by this Letter Agreement, all of the original terms and conditions of the Registration Rights Agreement continue in full force and effect.
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Edison Venture Fund II, L.P.
February 23, 1996
Page 2

     6. This Letter Agreement shall be effective as of the date first above written, upon the later to occur of (i) execution by all the parties set forth below and (ii) execution of an amendment to similar effect by the Company and Allied Capital Corporation, Allied Capital Corporation II, Allied Investment Corporation and Allied Investment Corporation II of the registration rights agreement between the Company and such entities.

     Please confirm your understanding and agreement to the foregoing by executing the enclosed copy of this Letter Agreement in the place indicated below, and return one copy to us, whereupon each of us shall be legally bound hereby.

                         Very truly yours,

                         NOBEL EDUCATION DYNAMICS, INC.



                         By:_________________________________
                             John R. Frock
                             Executive Vice President


Accepted and agreed to:

EDISON VENTURE FUND II, L.P.

By:  Edison Partners II,
     its general partner



By:  __________________________
     John Martinson
     General Partner
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                                 Attachment 1
                                 ------------



          (c) The Company may not include in any registration statement referred to in this Section 4 any shares of Common Stock to be sold for the account of any person not entitled as of August 19, 1994 to registration rights with respect to such shares, except for (i) the shares of Common Stock issuable to Allied Capital Corporation, Allied Capital Corporation II, Allied Investment Corporation and Allied Investment Corporation II, each a Maryland corporation (collectively, "Allied"), upon the conversion of the Company's Series D Convertible Preferred Stock, $.001 par value per share, and exercise of the Stock Purchase Warrants, all issued to Allied on August 29, 1995 pursuant to a certain Investment Agreement (the "Allied Shares") and (ii) the shares of Common Stock to be issued to persons purchasing such shares in connection with the Company's private placement of 1,000,000 shares of Common Stock as described in the Company's Private Placement Offering Memorandum dated February 15, 1996, all of which persons have brokerage accounts with Gilder, Gagnon, Howe & Co. at the closing of such transaction (collectively, the "Gilder Shares"). The Company may include in any registration statement referred to in this Section 4 the Gilder Shares, the Allied Shares and/or shares of Common Stock to be sold for its own account or for the account of any other holders of Common Stock who as of August 19, 1994 are entitled to "piggy-back" or "incidental" rights to be included in the registration statement, in which case such registration statement shall be deemed to be a registration statement initiated by the Company and shall be governed by the provisions of Section 5 below. Except for registration statements on Form S-4, S-8 or any successor thereto, registration statements registering the Gilder Shares and/or securities to be issued by the Company to the seller or sellers in connection with an acquisition by the Company and registration statements required to be filed for holders of Common Stock who as of August 19, 1994 are entitled to "demand" registration rights, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this
Section 4 until the completion of the period of distribution of the registration contemplated thereby.
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                                  Attachment 2
                                  ------------



In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders and the shares of Common Stock held by the persons referred to in clauses (ii) through (iv) of the provisio to this sentence) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than (i) the Company, (ii) requesting holders of Restricted Stock, (iii) Allied, if the shares to be included are limited to the Allied Shares or (iv) any other holders of Common Stock who as of August 19, 1994 are entitled to contractual "piggy-back" or "incidental" rights to be included in the registration statement.
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                                 Attachment 3
                                 ------------



The Company may not include in any registration statement referred to in this
Section 6 any shares of Common Stock to be sold for the account of any person not entitled as of August 19, 1994 to registration rights with respect to such shares, except for the Allied Shares and the Gilder Shares. The Company may include in any registration statement referred to in this Section 6 the Gilder Shares, the Allied Shares and/or shares of Common Stock to be sold for its own account or for the account of any other holders of Common Stock who as of August 19, 1994 are entitled to "piggy-back" or "incidental" rights to be included in the registration statement, in which case such registration statement shall be deemed to be a registration statement initiated by the Company and shall be governed by the provisions of Section 5 above. Except for registration statements on Form S-4, S-8 or any successor thereto, registration statements registering the Gilder Shares, securities to be issued by the Company to the seller or sellers in connection with an acquisition by the Company and registration statements required to be filed for holders of Common Stock who as of August 19, 1994 are entitled to "demand" registration rights, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this
Section 6 until the completion of the period of distribution of the registration contemplated thereby.